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Supplement to Statement of Additional Information dated March 1, 2018

Harbor Diversified International All Cap Fund
May 1, 2018
The following information regarding Marathon Asset Management LLP, the subadviser for Harbor Diversified International All Cap Fund, is hereby replaced:

Other Accounts Managed
The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2017 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s) of the Fund; (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Neil M. Ostrer*
All Accounts	3	$2,264	16	$28,417	50	$24,892
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	16	28,417	8	2,226
William J. Arah*
All Accounts	3	$2,264	17	29,158	51	27,833
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	17	29,158	9	3,502
William MacLeod*
All Accounts	3	$2,264	15	28,032	50	24,892
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	15	28,032	8	2,226
Charles Carter*
All Accounts	3	2,264	15	28,032	50	24,892
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	15	28,032	8	2,226
Nick Longhurst*
All Accounts	3	2,264	15	28,032	50	24,892
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	15	28,032	8	2,226
Michael Godfrey, CFA*
All Accounts	3	2,264	16	27,940	47	23,888
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	16	27,940	6	1,568
David Cull, CFA*
All Accounts	3	2,264	16	27,940	47	23,888
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	16	27,940	6	1,568
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Supplement to Statement of Additional Information dated March 1, 2018 — Continued

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND — Continued
Robert Anstey, CFA*
All Accounts	3	$2,264	13	$27,584	46	$23,648
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	13	27,584	6	1,568
Simon Somerville*
All Accounts	3	2,264	15	28,032	51	27,833
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	15	28,032	9	3,502
Michael Nickson, CFA*
All Accounts	3	2,264	14	27,584	46	23,648
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	14	27,584	6	1,568
Simon Todd, CFA*
All Accounts	3	2,264	14	27,584	46	23,648
Accounts where advisory fee is based on account performance (subset of above)	2	2,005	14	27,584	6	1,568
* Information is as of March 31, 2018

Marathon Asset Management LLP
CONFLICTS OF INTEREST
Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e., a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee paying accounts over other accounts in the allocation of investment opportunities. Marathon-London has adopted policies and procedures to attempt to manage its conflicts of interests.
COMPENSATION
Each non-founder portfolio manager (Messrs. Macleod, Carter, Longhurst, Godfrey, Cull, Anstey, Somerville, Nickson, and Todd) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark. For the founder member portfolio managers (Messrs. Arah and Ostrer), they are paid a base salary and a proportionate share of the profitability of Marathon-London in relation to their stake in the business. None of the compensation for any portfolio manager is directly related to the performance of Harbor Diversified International All Cap Fund in isolation, but is indirectly linked to the success of the Fund and other clients. In addition, Mr. Ostrer and Mr. Arah separately manage small hedge funds and are entitled to a proportion of the fees generated from these funds.
SECURITIES OWNERSHIP
As of October 31, 2017, Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey, and Somerville did not beneficially own any shares of Harbor Diversified International All Cap Fund. As of March 31, 2018, Messrs. MacLeod, Nickson, and Todd did not beneficially own any shares of Harbor Diversified International All Cap Fund.
Investors Should Retain This Supplement For Future Reference
S0301.SAI.0518
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